                                            SCHEDULE 14A
                                           (Rule 14a-101)
                               INFORMATION REQUIRED IN PROXY STATEMENT

                                      SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential,  For Use of the  Commission  Only (as  permitted  by Rule
        14a-6(e)(2))
    [X] Definitive Proxy  Statement
    [ ] Definitive  Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 The St. Lawrence Seaway Corporation
----------------------------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                           Not Applicable
----------------------------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1) Title of each class of securities to which transaction applies:
        2) Aggregate number of securities to which transaction applies:
        3) Per unit  price or  other underlying  value of  transaction computed pursuant to Exchange
           Act Rule 0-11:*
        4) Proposed maximum aggregate value of transaction:
        5) Total fee paid:
*Set forth the amount on which the filing fee is calculated and state how it was determined.

    [ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                                 THE ST. LAWRENCE SEAWAY CORPORATION
                                  320 N. Meridian Street, Suite 818
                                     Indianapolis, Indiana 46204
                          ________________________________________________

                              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    To Be Held December 12, 2001
                          ________________________________________________

To the Shareholders of
The St. Lawrence Seaway Corporation

         NOTICE IS HEREBY GIVEN that the Annual Meeting of  Shareholders  of The St. Lawrence Seaway
Corporation  (the  "Corporation")  will be held  Wednesday,  December 12, 2001 at 10:00 o'clock a.m.
(Indianapolis  Time) at the  Indianapolis  Athletic Club, 350 North Meridian  Street,  Indianapolis,
Indiana for the following purposes:

         1.  To elect four directors.

         2.  To  transact  such other  business  as may  properly  come  before the  meeting and any adjournment or adjournments thereof.

         The Board of  Directors  has fixed the close of  business on November 5, 2001 as the record date for the  determination of Shareholders  entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         Whether or not you plan to attend the annual meeting,  you are urged to complete,  date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                                     By Order of the Board of Directors,

                                                     /s/ Jack C. Brown

                                                     JACK C. BROWN,
                                                     Secretary

Dated:  November 14, 2001
____________________________________________________________________________________________________

                                 THE ST. LAWRENCE SEAWAY CORPORATION
                                        Indianapolis, Indiana

                                 ___________________________________

                                           PROXY STATEMENT
                                 ___________________________________

                                         GENERAL INFORMATION

USE OF PROXIES

         This Proxy  Statement is  furnished in  connection  with the  solicitation  by the Board of
Directors of The St. Lawrence Seaway  Corporation (the  "Corporation") of proxies to be voted at the
Annual Meeting of  Shareholders  to be held on Wednesday,  December 12, 2001, in accordance with the foregoing  notice.  The  Proxy  Statement  and  accompanying  proxy  card are  being  mailed  to the
Shareholders on or about November 14, 2001.

         The mailing address of the Corporation is 320 N. Meridian Street, Suite 818,  Indianapolis,
Indiana 46204.

         Each of the persons  named as proxies in the  accompanying  proxy card was  selected by the
Board of  Directors  and is a director  of the  Corporation.  Any proxy may be revoked by the person giving it at any time before it is  exercised by  delivering  to the  Secretary  of the  Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual  meeting and voting in person.  Shares  represented  by a proxy,  properly  executed  and returned to management, and not revoked, will be voted at the annual meeting.

         Shares will be voted in accordance  with the direction of the  Shareholders as specified on the proxy. In the absence of directions,  the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available  for election by reason of death or other unexpected  occurrence,  such other substitute  nominee as the Board of Directors may propose).  Any other  matters  that may  properly  come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

         The Board of  Directors  has fixed the close of  business on November 5, 2001 as the record date for the  determination of Shareholders  entitled to notice of and to vote at the annual meeting and any  adjournment or  adjournments  thereof.  As of November 3, 2001 the  Corporation had 393,735
shares of Common Stock  outstanding  and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business
Corporation  Law,  directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

                                                 1

PRINCIPAL HOLDERS OF COMMON STOCK

         The following table contains information  concerning persons,  who, to the knowledge of the
Corporation, beneficially owned on November 3, 2001 more than 5% of the outstanding shares of Common
Stock of the Corporation:

         Name and Address of                            Amount and Nature of                Percent
            Beneficial Owner                            Beneficial Ownership                of Class
         -----------------------                        --------------------                --------

         The Windward Group, L.L.C.                         150,000(1)                       29.5%
         100 Jericho Quadrangle
         Suite 212
         Jericho, NY  11753

         Kevin J. and Dianne M. Bay                          20,500(2)                        5.2%
         W288 S290 Elmhurst Drive
         Waukesha, WI  53188
         _______________________________________________________________________

(1)      Includes  100,000  shares of Common Stock subject to a currently  exercisable  common stock purchase  warrant  expiring on September 21, 2002 and  exercisable  at $3.00 per share (the
         "Stock  Warrant").  Such Stock Warrant was issued  pursuant to an Agreement dated September
         24, 1986 (the "Warrant  Agreement").  At a meeting held on September 8, 1997,  the Board of
         Directors of the Corporation  amended the Stock Warrant and Warrant Agreement to change the termination and expiration dates thereof from September 21, 1997 to September 21, 2002.

(2)      Kevin J. Bay and Dianne M. Bay are husband and wife.  The Bays own 18,000  shares of common stock of the  Corporation  in a joint  account.  Each of Mr. and Mrs.  Bay also own 600 and
         1,900 additional shares,  respectively,  in individual accounts,  as reported in a Schedule
         13D filed with the SEC and the Corporation on January 19, 2000.

         The Board of Directors  currently  consists of four members  whose terms will expire at the next annual  meeting of  Shareholders  or when their  successors  are duly  elected  and  qualified.
Directors will be elected by a plurality of the votes cast at the annual meeting.

         Set forth in the  following  table are the names and ages of all  nominees  to the board of directors,  all positions and offices with the Corporation  held by such persons,  the period during which they have served as members of the board of directors,  their business  experience,  and other directorships held by them in public companies.

                                                 2

                                                           Business Experience
Directors/Position                        Director         During Last Five Years;
  In Corporation               Age          Since          Other Directorships
------------------             ---        ---------        -------------------------

Jack C. Brown                  82           1959           Attorney at Law
Secretary                                                  Indianapolis, Indiana since 1945.
                                                           No other directorships.

Joel M. Greenblatt             43           1993           Managing Partner of Gotham Capital III
Chairman of the Board                                      L.P. ("Gotham") and its predecessors since
                                                           1985.  Gotham  is  a  private  investment
                                                           partnership which owns securities, equity
                                                           interests,  distressed debt, trade claims
                                                           and bonds,  derivatives,  and options and
                                                           warrants of issuers engaged in a variety
                                                           of businesses.  No other Directorships.

Daniel L. Nir                  40           1993           Managing Partner of Gracie Capital, L.P.
President and Treasurer                                    since December, 1998.
                                                           Manager of Sargeant Capital Ventures,
                                                           LLC since December 1997.
                                                           Managing Partner of Gotham Capital III,
                                                           L.P. prior thereto. No other Directorships.

Edward B. Grier III            43           1993           Partner of Gracie Capital, L.P. since
                                                           January, 1999; Officer of Gotham Capital
                                                           from 1992-1994 and a limited partner of
                                                           Gotham from January 1, 1995 through
                                                           December 31, 1998.  No other directorships.
_______________________________________________

BOARD OF DIRECTORS MEETINGS; COMMITTEES

         During  the  fiscal  year  ended  March 31,  2001 the Board of  Directors  held one  formal telephone meeting.  Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent.  The Board of Directors  believes that this procedure is sufficient to serve the current needs of the  Corporation  without undue expenses of frequent formal meetings. All Directors participated in all meetings.

         The  Board of  Directors  does not have any  standing  audit,  nominating  or  compensation committees or committees performing similar functions.

                                                 3

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based  solely  on a  review  of  Forms 3 and 4 and  amendments  thereto,  furnished  to the
Corporation during the fiscal year ended March 31, 2001 and Forms 5 and amendments thereto furnished to the  Corporation  with respect to the fiscal year ended March 31, 2001,  no director,  officer or beneficial owner of more than 10% of the Corporation's  equity securities failed to file on a timely basis reports  required by Section 16(a) of the Exchange Act during the fiscal years ended March 31,
2001 and March 31, 2000.

REMUNERATION OF DIRECTORS AND OFFICERS

         Except as noted below,  neither the  Corporation's  Chief  Executive  Officer nor any other executive officers of the Corporation  (collectively the "Named Executives")  received salary, bonus or other annual  compensation  for rendering  services to the Company  during the fiscal years ended
March 31, 2001, March 31, 2000 and March 31, 1999.

         During each of the three fiscal years ended March 31, 1999,  March 31, 2000,  and March 31,
2001 the  Corporation  paid to Jack C. Brown,  Secretary  and a Director,  a monthly fee of $500 for administrative  services  that he  renders  to the  Corporation.  Such  fee is on a month  to  month arrangement.

SUMMARY COMPENSATION TABLE

         As  permitted  by Item 402 of  Regulation  S-K,  the  Summary  Compensation  Table has been intentionally  omitted  as there  was no  compensation  awarded  to,  earned by or paid to the Named
Executives  which is required to be reported in such Table for any fiscal year covered  thereby.  In addition, no transactions between the Corporation and a third party where the primary purpose of the transaction  was to furnish  compensation to a Named Executive were entered into for any fiscal year covered thereby.

OPTION/SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2001

         No options or Stock  appreciation  rights  were  granted in the fiscal year ended March 31,
2001.

                                                 4

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
MARCH 31, 2001 AND FISCAL YEAR-END OPTION/SAR VALUES

         The Corporation has a stock option plan originally  adopted by the Shareholders on June 12,
1978, and revised and approved by the  Shareholders on June 13, 1983,  September 21, 1987 and August
28, 1992. The Corporation currently has one outstanding Stock Option Agreement entered into pursuant to the Plan.  The options  granted  thereunder  expire on September 21, 2002.  The  following  table summarizes  options exercised during fiscal year 2001 and presents the value of unexercised  options held by the  Named  Executives  at  fiscal  year  end.  There are  currently  no  outstanding  stock appreciation rights.

                                                                                Value of Unexercised
                                                    Number of Unexercised           In-the Money
                       Shares                           Options/SAR's               Options/SAR's
                       Acquired      Value            At Fiscal Year-End         At Fiscal Year-End
Name                   On Exercise   Realized   Exercisable  Unexercisable  Exercisable  Unexercisable
                            (#)          ($)         (#)           (#)            ($)          ($)
                       -----------   --------   -----------  -------------  -----------  -------------
Joel M. Greenblatt           0            0           0             0              0            0
Daniel L. Nir                0            0           0             0              0            0
Edward B. Grier, III         0            0           0             0              0            0
Jack C. Brown                0            0        15,000           0           45,000          0

LONG-TERM INCENTIVE PLANS - AWARDS IN FISCAL YEAR ENDED MARCH 31, 2001

         Not applicable.

COMPENSATION OF DIRECTORS

         The  By-laws of the  Corporation  provide for  Directors  to receive a fee of $100 for each meeting of the Board of  Directors  which they  attend  plus  reimbursement  for  reasonable  travel expense. No other fees were paid to Directors for meetings in fiscal year 2001.

         As discussed above,  during the fiscal year ended March 31, 2001, the Corporation paid Jack
C. Brown,  Secretary  and a  Director,  a monthly fee of $500 for  administrative  services  that he renders to the Corporation.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

         The  Board of  Directors  does not have any  standing  audit,  nominating  or  compensation
committees  or  any  other  committees  performing  similar  functions.   Therefore,  there  are  no
relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 2001 required to be reported pursuant to Item 402(j) of Regulation S-K.

                                                 5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the record date the beneficial share ownership of each director and executive officer owning Common Stock, and of all officers and directors as a group.

Beneficial                                  Amount & Nature of                       Percent
  Owner                                    Beneficial Ownership                     of Class
---------                                  --------------------                     --------

The Windward Group, L.L.C.                          150,000(1)                        29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Joel M. Greenblatt                                  150,000(2)                        29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                                       150,000(2)                        29.5%
Gracie Capital
527 Madison Avenue, 11th Floor
New York, NY 10021

Jack C. Brown                                        20,456(3)                        4.02%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

Edward B. Grier III                                       0                             *
Gracie Capital
527 Madison Avenue, 11th Floor
New York, NY 10021

All directors and
 officers as a group                                170,456                           33.5%
(4 persons)

--------
* Less than 1%.
(1)  Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward
     Group L.L.C.  pursuant to a Warrant  Agreement dated September 24, 1986, and amended on July 6,
     1992, August 28, 1992 and September 15, 1997.
(2)  Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward
     Group L.L.C.  pursuant to a Warrant  Agreement dated September 24, 1986, and amended on July 6,
     1992,  August 28, 1992 and  September  15,  1997.  Ownership of Mr. Nir and Mr.  Greenblatt  is
     indirect as a result of their membership interest in The Windward Group, L.L.C. Mr. Nir and Mr.
     Greenblatt disclaim individual beneficial ownership of any common stock of the Corporation.
(3)  Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 2002, with a per share exercise price of $3.00.

                                                 6

No other  person  or group  has  reported  that it is the  beneficial  owner of more  than 5% of the outstanding Common Stock of the Company.

THE BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  A VOTE "FOR" EACH OF THE  NOMINEES TO THE BOARD OF
DIRECTORS.

                                             ACCOUNTANT

         The  Independent  Auditor for the  Corporation is the firm of Sallee & Company,  Inc. which have been the accountants for the Corporation since its inception.

         A representative of Sallee & Company,  Inc. is expected to be present at the annual meeting and will be provided  an  opportunity  to make a  statement  should he or she desire to do so and to respond to appropriate inquiries from the Shareholders.

                                        SHAREHOLDER PROPOSALS

         Shareholder proposals to be considered for inclusion in next year's Proxy Statement must be received by the Corporation at its headquarters, 320 N. Meridian Street, Suite 818, in Indianapolis,
Indiana,  by the close of business on March 31, 2002, to be considered.  Any proposal submitted will be subject to the rules of the Securities and Exchange Commission regarding Shareholder proposals.

                                            OTHER MATTERS

         The Board of Directors of the  Corporation  knows of no other  matters to be presented  for action at the  meeting.  If any other  matters  should  properly  come  before  the  meeting  or any adjournment  thereof,  such  matters  will be acted  upon by the  persons  named as  proxies  in the accompanying proxy according to their best judgment in the best interests of the Corporation.

                                                 7

         All  expenses of the  solicitation  of proxies will be paid by the  Corporation.  Officers,
Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls.  The Corporation may also reimburse  brokers and other persons holding stock in their  names or in names of their  nominees  for their  expenses  in  forwarding  proxies  and proxy material to the beneficial owners of the Corporation's stock.

         The Annual Report to Shareholders,  which contains financial  statements for the year ended
March 31, 2001 and other  information  concerning  the  operation  of the  Corporation,  is enclosed herewith, but is not to be regarded as proxy soliciting materials.

         Each Shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope  provided  for that  purpose.  Prompt  response  is helpful  and your  cooperation  will be appreciated.

                                                                 By Order of the Board of Directors,

                                                                /s/ Jack C. Brown
                                                                ------------------------------------
                                                                JACK C. BROWN,
                                                                Secretary

DATED:  November 14, 2001

                                                 8